ACTIVE 706263668v1 FIRST AMENDMENT TO AMENDED AND RESTATED FORWARD AIR CORPORATION EXECUTIVE SEVERANCE AND CHANGE IN CONTROL PLAN THIS FIRST AMENDMENT (this “Amendment”) is made as of January 14, 2025, by Forward Air Corporation, a Tennessee corporation (the “Company”), to the Amended and Restated Forward Air Corporation Executive Severance and Change in Control Plan (the “Plan”). Effective as of January 14, 2026, the Plan is hereby amended as follows: 1. Section 4.01(a)(iii) of the Plan is hereby amended by replacing it in its entirety with the following: “(iii) Reserved.” 2. Section 7.01(a) of the Plan is hereby amended by replacing it in its entirety with the following: “(a) any such adverse amendment or termination shall be effective only as to those Participants, if any, who have consented to such amendment or termination or who have received from the Company at least 60 days prior written notice (“Amendment Notice” or “Expiration Notice,” respectively) of such adverse amendment or termination that sets forth the date of termination or amendment (“Amendment Date” or “Expiration Date”), and” Except as expressly set forth above, the Plan shall remain in effect unchanged by this Amendment. This Amendment was approved by the Compensation Committee of the Board of Directors of the Company on the date first set forth above.